UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 4, 2006


                           U.S. TELESIS HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-50299                 62-0201385
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


          41 Commonwealth Avenue, Boston, MA                     02116
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       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (609) 844-7755



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.     OTHER EVENTS

         On May 6, 2005, the Registrant released the press release attached hereto as Exhibit 99.1.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

         a)    Not applicable.

         b)    Not applicable.

         c)    Exhibits

               99.1.   Press Release, dated May 6, 2005

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: May 6, 2005


                                                  U.S. TELESIS HOLDINGS, INC.

                                                  By:   /s/ Ira Tabankin
                                                       -------------------------
                                                       Name:  Ira Tabankin
                                                       Title: Director

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